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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2004

                         COMMISSION FILE NUMBER: 1-5989

                           ANIXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

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
                       DELAWARE                                                               94-1658138
(State or other jurisdiction of incorporation or organization)                (I.R.S. Employer Identification No.)
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                               2301 PATRIOT BLVD.
                            GLENVIEW, ILLINOIS 60026
                                 (224) 521-8000
          (Address and telephone number of principal executive offices)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press Release, dated July 27, 2004, issued by Anixter International Inc.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 27, 2004, Anixter International Inc. (the "Company") reported its results for the fiscal quarter ended July 2, 2004. The Company's press release, dated July 27, 2004, is attached as Exhibit 99.1.



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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                           ANIXTER INTERNATIONAL INC.

July 27, 2004                           By: /s/ Dennis J. Letham
                                            ------------------------------------
                                                     Dennis J. Letham
                                              Senior Vice President - Finance
                                                and Chief Financial Officer



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                                  EXHIBIT INDEX

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EXHIBIT NO.        DESCRIPTION
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

99.1               Press Release, dated July 27, 2004, issued by Anixter
                   International Inc.
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